UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_______________________________________

Date of Report: February 21, 2018

(Date of earliest event reported)

Phillips 66 Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of principal executive offices and zip code)

(855) 283-9237

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Phillips 66 Partners LP, a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K in order to: (a) file Exhibit 99.1 hereto to replace in its entirety the section under the heading “Material Tax Consequences” that appears in the prospectus supplement filed with the Securities and Exchange Commission on June 6, 2016 (the “ATM Prospectus”); (b) file Exhibit 99.2 hereto to replace in its entirety the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-3 (Registration File No. 333-221353), as filed with the Securities and Exchange Commission on November 20, 2017 (the “2017 Registration Statement”), to provide updated disclosure regarding the material tax considerations associated with the Partnership’s operations and the purchase, ownership and disposition of the Partnership’s common units; and (c) provide the legal opinion of Latham & Watkins LLP relating to certain tax matters, a copy of which is filed as (i) Exhibit 8.1 hereto in connection with the ATM Prospectus, and (ii) Exhibit 8.2 hereto in connection with the 2017 Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

8.2	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.2 hereto).

99.1	Material Tax Consequences.

99.2	Material U.S. Federal Income Tax Consequences.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: February 21, 2018	By:	/s/ J.T.Liberti
J.T. Liberti Vice President and Chief Operating Officer

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